UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

Getty Images Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400
 Seattle, WA 98104

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Board of Directors (the “Board”) of Getty Images Holdings, Inc. (the “Company”) has scheduled the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) for June 7, 2023. The Company will provide additional details regarding the time and matters to be voted on at the Annual Meeting in the proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on April 21, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Because the Company did not hold an annual meeting of stockholders during 2022, the Company has set a deadline of April 11, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes is a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such Rule 14a-8 proposal to Getty Images Holdings, Inc., Attn: Corporate Secretary, 605 5th Avenue S., Seattle, Washington, 98104, and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

To comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

Under the Company’s Amended and Restated Bylaws, stockholders may also present a proposal or director nomination at the Annual Meeting if advance written notice is timely given to the Company, in accordance with the Bylaws. Because the date of the 2023 Annual Meeting will be held more than 30 days before July 19, 2023, in accordance with the Company’s Amended and Restated Bylaws, March 31, 2023 is hereby established as the date by which notice by a stockholder of any such proposal or nomination must be received by the Company at the address indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2023	Getty Images Holdings, Inc.

	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary